UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2005

Landry’s Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22150	76-0405386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 West Loop South, Houston, Texas		77027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-850-1010

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 27, 2005, we filed an 8-K announcing the acquisition of the Golden Nugget Hotel and Casino in Las Vegas, Nevada, as well as the Golden Nugget Hotel and Casino in Laughlin, Nevada (the “Golden Nugget Group”). We incorporate the 8-K into this document by reference and hereby amend the 8-K to include the financial statements required hereinbelow.

Item 9.01 Financial Statements and Exhibits.

(a) (4) Financial statements of businesses acquired.

The financial statements required to be filed were previously reported in Poster Financial Group, Inc.’s (“PFG”) Annual Report on Form 10-K for the year ended December 31, 2004, and Quarterly Report on Form 10-Q for the period ended September 30, 2005, filed with the Securities and Exchange Commission. These financial statements are incorporated into this document by reference.

(b) Pro Forma financial information

UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

The following Unaudited Pro Forma Combined Statements of Income give effect to the acquisition of all of the outstanding capital stock of PFG by Landry’s Gaming, Inc., an unrestricted subsidiary of Landry’s Restaurants, Inc. (“Landry’s”), as if the acquisition occurred on January 1, 2004. The Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 2004 also includes the period from January 1, 2004 through January 22, 2004 when the Golden Nugget Group was a division of MGM MIRAGE.

The Unaudited Pro Forma Combined Statements of Income do not purport to indicate what the combined results of operations of Landry’s and PFG would have been had the acquisition occurred on January 1, 2004 or the results of operations that may be obtained in the future. The pro forma adjustments described in the accompanying notes are based on estimates derived from information currently available.

The Unaudited Pro Forma Combined Statements of Income should be read in conjunction with the consolidated financial statements and related notes of Landry’s and PFG contained in each company’s Annual Report on Form 10-K for the year ended December 31, 2004 and each company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2005, all of which are incorporated by reference into this document. Certain historical PFG amounts have been reclassified to conform to Landry’s presentation.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

Nine Months Ended September 30, 2005

	Landry’s Restaurants, Inc.	Poster Financial Group (a)	Pro Forma Adjustments		Pro Forma Combined
REVENUES	$926,007,593	$186,780,814	$—		$1,112,788,407
OPERATING COSTS AND EXPENSES:
Cost of revenues	255,103,355	12,946,067	—		268,049,422
Labor	267,952,475	90,490,885	—		358,443,360
Other operating expenses	223,737,828	61,517,690	(388,189	)(b)	284,867,329
General and administrative expenses	43,248,642	—			43,248,642
Depreciation and amortization	45,474,458	12,972,216	(4,194,251	)(c)	54,252,423
Asset impairment expense	—	—	—		—
Pre-opening expenses	3,507,840	—	—		3,507,840

Total operating costs and expenses	839,024,598	177,926,858	(4,582,440)		1,012,369,016

OPERATING INCOME	86,982,995	8,853,956	4,582,440		100,419,391
OTHER EXPENSE (INCOME):
Interest expense, net	26,507,477	13,277,986	1,712,877	(d)	41,498,340
Other, net	331,572	1,589,611	—		1,921,183

Total other expense	26,839,049	14,867,597	1,712,877		43,419,523

INCOME (LOSS) BEFORE INCOME TAXES	60,143,946	(6,013,641)	2,869,563		56,999,868
PROVISION FOR INCOME TAXES	19,246,063	—	(1,006,105	)(e)	18,239,958

NET INCOME (LOSS)	$40,897,883	$(6,013,641)	$3,875,668		$38,759,910

EARNINGS PER SHARE INFORMATION:
BASIC -
Net income	$1.81				$1.72
Weighted average number of common shares outstanding	22,575,000				22,575,000
DILUTED -
Net income	$1.75				$1.66
Weighted average number of common and common share equivalents outstanding	23,300,000				23,300,000

The accompanying notes are an integral part of these Unaudited Pro Forma Combined Statements of Income.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

Year Ended December 31, 2004

	Landry’s Restaurants, Inc.	Poster Financial Group	Golden Nugget Group (h)	Pro Forma Adjustments		Pro Forma Combined
REVENUES	$1,167,475,165	$242,656,918	$14,804,704			$1,424,936,787
OPERATING COSTS AND EXPENSES:
Cost of revenues	326,108,007	18,535,249	1,104,480			345,747,736
Labor	337,633,530	118,925,008	6,733,292			463,291,830
Other operating expenses	282,411,954	81,983,960	4,108,677			368,504,591
General and administrative expenses	58,319,642	—	—			58,319,642
Depreciation and amortization	57,294,123	15,364,753	805,962	(4,215,650	)(c)	69,249,188
Asset impairment expense	1,708,654	—	—	—		1,708,654
Pre-opening expenses	5,203,518	—	—	—		5,203,518

Total operating costs and expenses	1,068,679,428	234,808,970	12,752,411	(4,215,650)		1,312,025,159

OPERATING INCOME	98,795,737	7,847,948	2,052,293	4,215,650		112,911,628
OTHER EXPENSE (INCOME):
Interest expense, net	15,185,605	16,646,260	207,476	3,243,560	(f)	35,282,901
Other, net	13,543,626	397,921	869,738	(843,738	)(g)	13,967,547

Total other expense	28,729,231	17,044,181	1,077,214	2,399,822		49,250,448

INCOME (LOSS) BEFORE INCOME TAXES	70,066,506	(9,196,233)	975,079	1,815,828		63,661,180
PROVISION FOR INCOME TAXES	3,544,778	—	307,149	(631,205	)(e)	3,220,722

NET INCOME (LOSS)	$66,521,728	$(9,196,233)	$667,930	$2,447,033		$60,440,458

EARNINGS PER SHARE INFORMATION:
BASIC -
Net income	$2.46					$2.24
Weighted average number of common shares outstanding	27,000,000					27,000,000
DILUTED -
Net income	$2.39					$2.17
Weighted average number of common and common share equivalents outstanding	27,800,000					27,800,000

The accompanying notes are an integral part of these Unaudited Pro Forma Combined Statements of Income.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

The following is a summary of the significant assumptions and adjustments used in preparing the Unaudited Pro Forma Combined Statements of Income for the nine months ended September 30, 2005 and the year ended December 31, 2004.

(a)	Represents the results of operations for PFG prior to the acquisition by Landry’s. Operations subsequent to the purchase of PFG on September 27, 2005 are included in Landry’s historical results.

(b)	To eliminate professional fees incurred by PFG directly related to the transaction.

(c)	Depreciation and amortization is adjusted to reflect the preliminary purchase price allocation.

(d)	Interest expense, net is adjusted to reflect increased borrowings associated with the cash paid for the transaction, amortization of the fair value premium on PFG’s senior secured notes due 2011, to eliminate amortization of deferred financing costs and to reflect lower interest rates associated with the amendment to PFG’s senior secured revolving credit facility.

(e)	Provision for income taxes is adjusted to reflect the tax effect of the pro forma adjustments, as well as to reflect the tax position of the pro forma combined companies.

(f)	Interest expense, net is adjusted to reflect increased borrowings associated with the cash paid for the transaction, amortization of the fair value premium on PFG’s senior secured notes due 2011, to eliminate intercompany interest charges from MGM MIRAGE, amortization of deferred financing costs and to reflect lower interest rates associated with the amendment to PFG’s senior secured revolving credit facility.

(g)	To eliminate management fee charges from MGM MIRAGE.

(h)	Includes the period from January 1, 2004 – January 22, 2004, when the Golden Nugget Group was a division of MGM MIRAGE.

(c) Exhibits.

The following exhibits are filed herewith:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landry’s Restaurants, Inc.

December 13, 2005	By:	/s/ Steven L. Scheinthal
	Name:	Steven L. Scheinthal
	Title:	Executive Vice President and General Counsel